Exhibit 99.2

                             [Cytomedix Letterhead]


                                  June 3, 2005

Mr. Andrew S. Maslan 6571 Autumn Wind Circle Clarksville, MD 21029

Dear Mr. Maslan:

         On behalf of the Board of Directors of Cytomedix, Inc. (the "Company"), I am pleased to offer you the following compensation and other benefits on the terms and conditions set forth in this letter agreement with attached exhibits (the "Agreement").

Position

         Subject to the terms and conditions herein, the Company agrees to employ you as Controller. In such capacity, you shall report to the Company's Chief Executive Officer and shall have the powers, responsibilities, restrictions and authorities as are assigned by the Chief Executive Officer. By your acceptance of this Agreement, you accept employment as Controller as of July 1, 2005 (the "Effective Date") and agree to devote your full working time and efforts to the best of your ability, experience, and talent, to the performance of services, duties and responsibilities as the Company's Controller.

Employment At Will

         Your term of employment shall commence as of the Effective Date and continue until the date of termination (the "Termination Date") (the period from the Effective Date until the Termination Date shall be the "Term"). Your employment with the Company shall not be for any specific term and may be terminated by you or the Company at any time with or without cause. In the case of termination by you or by the Company, and if so requested by the Company, you agree to remain the Company's Controller for period of thirty (30) days from the date of notice of termination. In such case, the Termination Date shall be the thirtieth day following notice of termination.

Salary and Benefits

         You shall receive a base salary ("Base Salary") at the rate of $135,000 per annum during the Term; provided, however, the Compensation Committee of the Company's Board of Directors shall review your annual Base Salary for recommended potential increase each year. Any increase in Base Salary shall constitute "Base Salary" hereunder. Base Salary shall be payable in accordance with the ordinary payroll practices of the Company and the Company shall be entitled to withhold from payment any amount of withholding required by law.

         As soon as possible after the first six month anniversary of your employment date, there will be a review of your compensation and any changes will be retroactive to the first six month anniversary date.

         You will be eligible for medical and dental insurance currently offered to all employees and life insurance, retirement plan, disability insurance and other benefits when they are made available to all full-time employees.

Incentive Stock Options

         Upon recommendation by the Compensation Committee of the Company's Board of Directors and approval by the Board of Directors, you shall receive options to purchase 60,000 shares of Company's common stock (the "Options") at an exercise price equal to the closing sale price of the Company's common stock on the date you accept this Agreement. The Options shall vest as follows:

----------------------------- --------------------------------------------------
Number of Options             Vesting Date
----------------------------- --------------------------------------------------
15,000                        Upon receipt of a valid and unrevoked certified
                              public accountant certificate issued by a legally
                              constituted state authority.
----------------------------- --------------------------------------------------
15,000                        First anniversary of employment (assuming CPA
                              certificate has been received and maintained).
----------------------------- --------------------------------------------------
15,000                        Second anniversary of employment (assuming CPA
                              certificate has been received and maintained).
----------------------------- --------------------------------------------------
15,000                        Third anniversary of employment (assuming CPA
                              certificate has been received and maintained
----------------------------- --------------------------------------------------

         Notwithstanding the above, the Options shall vest immediately upon the termination of your employment without "Cause" or in connection with a "Change in Control" as such terms are defined in Appendix B to this Agreement.

         The other terms and conditions of the Options shall be governed by the terms of a stock option award agreement in a form substantially similar to that presently used by the Company.

Annual Bonus

         You shall be eligible for an annual target bonus of twenty percent (20%) of your earned salary, which may be payable in the form of cash, or by mutual agreement, in the form of stock options or a combination thereof. The annual bonus shall be contingent upon your satisfaction of mutually agreed upon performance criteria and may be larger or smaller depending upon your performance. Any awards pursuant to an annual bonus plan shall be governed by the terms and conditions contained in the grant notice and stock option agreement issued to you by the Company.

CPA Certification

         The Company is making this offer to you upon its assumption that you will complete all necessary coursework and other efforts to obtain a valid and unrevoked CPA certificate re-issued by a legally constituted state authority on or before October 1, 2005. The Company hereby agrees to reimburse you for reasonable and validly incurred costs and fees in connection with such recertification (including tuition, course materials, and examination fees) up to the amount of $7,500.00. Both parties understand and agree that if you have not achieved such recertification on or before October 1, 2005, the Company will have the right to terminate your employment for "Cause".

Confidentiality and No compete

         By your acceptance of this Agreement, you agree to be bound by the terms of conditions of the Confidentiality and No compete provisions contained in Exhibit A.

Miscellaneous

         This Agreement, including the attached Exhibits A and B, contains the entire understanding among the parties hereto and supersedes in all respects any prior or other agreement or understanding among the parties with respect to your employment, including but not limited to any severance arrangements.

         If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect. Each party hereto shall be solely responsible for any and all legal fees incurred by him or it in connection with this Agreement, including the enforcement of this Agreement. This Agreement may only be amended by written agreement of the parties hereto, and shall be construed, interpreted and governed in accordance with the laws of Maryland, without reference to rules relating to conflicts of law.

Acceptance

         By your signature below, you agree that this Agreement, including Exhibits A and B, shall be binding upon and inure to the benefit of your heirs and representatives and the assigns and successors of the Company, but neither this Agreement nor any rights or obligations hereunder shall be assignable or otherwise subject to hypothecation by you or by the Company, except that the Company may assign this Agreement to any successor (whether by merger, purchase or otherwise) to the stock, assets or business(es) of the Company.

                                                     Very truly yours,

                                                     CYTOMEDIX, INC.


                                                     By: /s/ Kshitij Mohan
                                                         -----------------------
                                                         Kshitij Mohan, Ph.D.
                                                         Chief Executive Officer

I have read and hereby accept the terms of this Agreement

/s/Andrew Maslan
----------------------
Mr. Andrew S. Maslan

Date:    June 3, 2005

                                    Exhibit A
                         Confidentiality and Noncompete
                                   Provisions

         (a) Mr. Maslan shall not, without the prior written consent of the Company, use, divulge, disclose or make accessible to any other person, firm, partnership, corporation or other entity any Confidential Information (as defined below) pertaining to the business of the Company or any of its affiliates, except (i) while employed by the Company, in the business of and for the benefit of the Company, or (ii) when required to do so by a court of competent jurisdiction, by any governmental agency having supervisory authority over the business of the Company, or by any administrative body or legislative body (including a committee thereof) with jurisdiction to order Mr. Maslan to divulge, disclose or make accessible such information.

         For purposes of this Exhibit A, "Confidential Information" shall mean non-public information concerning the financial data, strategic business plans, product development (or other proprietary product data), customer lists, marketing plans and other non-public, proprietary and confidential information of the Company or its affiliates (hereinafter referred to as the "Protected Group") or the Company's existing or potential customers, that is not otherwise available to the public (other than by Mr. Maslan's breach of the terms hereof).

         (b) During the Term and for one (1) year thereafter, Mr. Maslan agrees that, without the prior written consent of the Company, (A) he will not, directly or indirectly, in the United States, participate in any Position (as defined below) in any business which is in competition with any business of the Protected Group and (B) he shall not, on his own behalf or on behalf of any person, firm or company, directly or indirectly, solicit or offer employment to any person who has been employed by the Protected Group at any time during the twelve months immediately preceding such solicitation, and (C) he shall not, on his own behalf or on behalf of any person, firm or company, solicit, call upon, or otherwise communicate in any way with any client, customer, prospective client or prospective customer of the Company or of any member of the Protected Group for the purposes of causing or of attempting to cause any such person to purchase products sold or services rendered by the Company or by any member of the Protected Group from any person other than the Company or any member of the Protected Group. The term "Position" shall include, without limitation, a partner, director, holder of more than five percent of the outstanding voting shares, principal, executive, officer, manager or any employment or consulting position in which his responsibilities relate to products or processes for wound care or any other area in which he had significant involvement during his employment at Cytomedix. It is acknowledged and agreed that the scope of the clause as set forth above is essential, because (i) a more restrictive definition of "Position" (e.g. limiting it to the "same" position with a competitor) will subject the Company to serious, irreparable harm by allowing competitors to describe positions in ways to evade the operation of this clause, and substantially restrict the protection sought by the Company, and (ii) by allowing Mr. Maslan to escape the application of this clause by accepting a position designated as a "lesser" or "different" position with a competitor, the Company is unable to restrict the Mr. Maslan from providing valuable information to such competing company to the harm of the Company.

         (c) Mr. Maslan agrees that he will not, directly or indirectly, individually or in concert with others, engage in any conduct or make any statement that is likely to have the effect of undermining or disparaging the reputation of the Company or any member of the Protected Group, or their good will, products, or business opportunities, or that is likely to have the effect of undermining or disparaging the reputation of any officer, director, agent, representative or employee, past or present, of the Company or any member of the Protected Group. Company agrees that it shall not, directly or indirectly, engage in any conduct or make any statement that is likely to have the effect of undermining or disparaging the reputation of Mr. Maslan.

         (d) For purposes of this Exhibit A, a business shall be deemed to be in competition with the Protected Group if it is principally involved in the purchase, sale or other dealing in any property or the rendering of any service purchased, sold, dealt in or rendered by the Protected Group as a material part of the business of the Protected Group within the same geographic area in which the Protected Group effects such purchases, sales or dealings or renders such services.

         (e) Mr. Maslan and the Company agree that this covenant not to compete is a reasonable covenant under the circumstances, and further agree that if in the opinion of any court of competent jurisdiction such restraint is not reasonable in any respect, such court shall have the right, power and authority to excise or modify such provision or provisions of this covenant as to the court shall appear not reasonable and to enforce the remainder of the covenant as so modified. Mr. Maslan agrees that any breach of the covenants contained in this Exhibit A would irreparably injure the Company. Accordingly, Mr. Maslan agrees that the Company may, in addition to pursuing any other remedies it or they may have in law or in equity, cease making any payments otherwise required by this Agreement and obtain an injunction against Mr. Maslan from any court having jurisdiction over the matter restraining any further violation of this Agreement by Mr. Maslan.

                                    Exhibit B
                                 Definitions of
                                   "Cause" and
                               "Change Of Control"


"Cause" shall mean: (1) the willful and continued failure by Mr. Maslan to substantially perform his duties with the Company in good faith (other than any such failure resulting from his incapacity due to physical or mental illness, injury or disability), after a demand for substantial performance is delivered to him by the Board of Directors of the Company which identified, in reasonable detail, the manner in which the Board of Directors believes that Mr. Maslan has not substantially performed his duties in good faith; (2) the willful engaging by Mr. Maslan in conduct which causes material harm to the Company, monetarily or otherwise; or (3) Mr. Maslan's conviction of a felony arising from conduct during the term of this Agreement.


"Change of Control" shall mean (1) a sale or other disposition of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving entity and in which the shareholders of the Company immediately prior to such consolidation or merger own less than fifty percent (50%) of the surviving entity's voting power immediately after the transaction; (3) a reverse merger in which the Company is the surviving entity but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in form of securities, cash or otherwise, and in which the shareholders of the Company immediately prior to such merger own less than fifty percent (50%) of the Company's voting power immediately after the transaction; (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged; or (5) during any period of two consecutive years (not including periods prior to the effective date of this Agreement), individuals who at the beginning of such period constitute the board and any new directors whose election by the board or nomination for election by the stockholders was approved by at least 2/3rds of the members of the board, cease for any reason to constitute a majority thereof.